UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 11, 2017

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(d)	Election of Directors.

Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (the “Company”), today announced that on September 11, 2017, Julie J. Robertson was elected by the Company’s Board of Directors (the “Board”) to fill a vacancy on the Board created by a recent director retirement. Ms. Robertson will serve as a director until the next shareholder vote at the annual general meeting in 2018. At the time of her election, Ms. Robertson was not named to serve on any committee of the Board.

Ms. Robertson, age 61, has served as the Company’ executive vice president since 2006 and its corporate secretary since 1993. A full description of the Company positions held by Ms. Robertson can be found in the Company’s Annual Report on Form 10-K, filed with the SEC on February 24, 2017, set forth under “Directors, Executive Officers and Corporate Governance” which is incorporated herein by reference.

There is no arrangement or understanding between Ms. Robertson and any other person pursuant to which Ms. Robertson was selected as a director. There are no transactions in which Ms. Robertson has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Robertson has previously entered into an employment agreement, which includes a change of control arrangement and a guarantee, in connection with Ms. Robertson’s service as an executive officer of the Company. The description of the Company’s current form of employment and guaranty agreement for our executive officers, set forth under “2016 Compensation Information — Potential Payments on Termination or Change of Control — Change of Control Employment Agreements” in the Company’s definitive proxy statement filed with the SEC on March 17, 2017, is incorporated herein by reference.

Ms. Robertson has also received annual stock awards in connection with her service as an executive officer of the Company. A description of recent awards and the terms of such awards are set forth in the Company’s definitive proxy statement under “2016 Compensation Information” and is incorporated herein by reference.

A copy of the news release announcing Ms. Robertson’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The information required by this Item 9.01(d) is set forth in the Index to Exhibits accompanying this report and is incorporated herein by reference.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release of Noble Corporation plc, dated as of September 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2017

NOBLE CORPORATION plc

By:	/s/ Adam C. Peakes
Adam C. Peakes
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release of Noble Corporation plc, dated as of September 12, 2017.